FORBEARANCE AGREEMENT
                              ---------------------


         THIS FORBEARANCE AGREEMENT (the "Agreement"), dated as of December 14, 1998, is among DARLING INTERNATIONAL INC. ("Borrower"), the banks or other lending institutions which are a signatory hereto (individually, a "Bank" and, collectively, the "Banks"), COMERICA BANK, CREDIT LYONNAIS NEW YORK BRANCH and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, each individually as a Bank and as a co-agent and BANKBOSTON, N.A., individually as a Bank and as agent for itself and the other Banks (in its capacity as agent, together with its successors in such capacity, the "Agent").

                                    RECITALS:

         Borrower, the Banks and the Agent have entered into that certain Credit Agreement dated as of June 5, 1997 (as amended by that certain First Amendment to Pledge Agreement and Credit Agreement dated November 10, 1997 between the Borrower and the Agent, that certain Second Amendment to Pledge Agreement and Credit Agreement dated March 6, 1998, among the Borrower, the Banks and the Agent, that certain Third Amendment to Credit Agreement dated June 30, 1998 among the Borrower, the Banks and the Agent, and that certain Fourth Amendment to Credit Agreement dated as of October 2, 1998 (as the same has been modified, the "Fourth Amendment") among the Borrower, the Banks and the Agent, and as the same may hereafter be amended or otherwise modified, the "Credit Agreement").

         Pursuant to the Fourth Amendment (as modified by that certain First Modification to Fourth Amendment to Credit Agreement dated as of November 2, 1998 among the Borrower, the Banks and the Agent), the Agent and the Banks agreed to the forbear from exercising their rights and remedies arising from the Existing Defaults (as defined therein) until December 14, 1998.

         By letter dated December 1, 1998 from Agent to the Borrower, the Agent notified the Borrower that the Borrower had violated the Fixed Charge Coverage Ratio covenant contained in Section 11.3 of the Credit Agreement as of the end of the third Fiscal Quarter of the Borrower's 1998 Fiscal Year resulting in the occurrence of an Event of Default under Section 12.1(c) of the Credit Agreement (the "3Q Fixed Charge Default"). The Agent alleged that the 3Q Fixed Charge Default was not an "Existing Default" as defined in the Fourth Amendment and therefor the Banks were entitled to terminate the forbearance and exercise their other remedies arising as a result thereof. By letter dated December 3, 1998 from counsel to the Borrower, the Borrower advised the Agent that it disputed the assertion that an Event of Default occurred that was not such an "Existing Default".

         The Borrower has requested that the Agent and the Banks forbear from exercising their rights and remedies, if any, arising as a result of the alleged 3Q Fixed Charge Default and as a result of the Existing Defaults (as defined in the Fourth Amendment and such Existing Defaults and the 3Q Fixed Charge Default, herein collectively referred to as the "Continuing Defaults") in order to allow Borrower, the Banks and the Agent additional time to attempt to reach an agreement on a restructure of the terms of the Loan Documents on a basis satisfactory to all parties (the "Restructure"). The Agent and the Banks are willing to forbear as requested by Borrower on the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as

FORBEARANCE AGREEMENT - Page 1
follows effective as of the date hereof and conditioned upon (i) the execution of this Agreement by Borrower, each Obligated Party and all the Banks on or prior to December 15, 1998 and (ii), if all the Banks execute this Agreement on or prior to December 15, 1998, the payment to the Agent for the benefit of the Banks of a forbearance fee in an aggregate amount equal to Seventy Thousand Dollars ($70,000) on or prior to December 15, 1998 (the Agent agrees to distribute to each Bank that has signed this Agreement its pro rata share of any such fee so received calculated based on the Commitment Percentages in accordance with Section 5.5 of the Credit Agreement).

                                    ARTICLE 1

                                   Definitions
                                   -----------

         Section 1.1 Definitions. Capitalized terms used in this Agreement, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement.

                                    ARTICLE 2

                                   Forbearance
                                   -----------

         Section 2.1 Forbearance; Obligations to Extend Credit. Subject to the terms and provisions of this Agreement, Agent and each Bank agrees, until January 15, 1999, (i) to forbear from exercising any of their rights and remedies arising under the Loan Documents or otherwise as a result of the Continuing Defaults (hereinafter the "Forbearance") and (ii) to continue to extend credit to Borrower (with any Revolving Loans made only as Base Rate Accounts) notwithstanding the fact that pursuant to subsection 7.2(a) of the Credit Agreement the Banks have no obligation to do so as a result of the Continuing Defaults. Notwithstanding the Forbearance, as a result of the Continuing Defaults (i) Borrower shall not be permitted to request Libor
Accounts, Continue Libor Accounts, or Convert Base Rate Accounts to Libor Accounts and (ii) neither Borrower nor any Subsidiary shall be allowed to enter into any of the transactions permitted by the exceptions set forth in Sections
10.3 or 10.4(i) of the Credit Agreement which are conditioned on no Default existing. However, Borrower and the Subsidiaries shall be allowed to enter into the transactions permitted by the exceptions set forth in Section 10.8 of the Credit Agreement which are conditioned on no Default existing notwithstanding the Continuing Defaults until January 15, 1999.

         Section 2.2 Termination of Forbearance. This Agreement does not constitute a waiver or forbearance with respect to any Default other than the Continuing Defaults. In the event that prior to January 15, 1999 any further Defaults occur under the Credit Agreement (i.e., other than the Continuing Defaults), then the Agent and the Banks shall have the right and option, in their discretion and without notice to Borrower or any Obligated Party, to (i) terminate the Forbearance, (ii) refuse to extend additional credit to Borrower under the Loan Documents, (iii) prohibit Borrower from Converting and Continuing Accounts, and (iv) exercise any and all of the rights and remedies under the Loan Documents or otherwise arising as a result of such Continuing Defaults (the earlier of January 15, 1999 or the date of the termination of the Forbearance under this Section 2.2 being referred to hereinafter as the "Forbearance Termination Date").


FORBEARANCE AGREEMENT - Page 2

         Section 2.3 No Waivers; Potential Restructure Terms. Borrower and each Obligated Party (by its execution of this Agreement below) agree that by entering into this Agreement, neither Agent nor any Bank in any way waives, beyond the Forbearance Termination Date, any rights and remedies it may have with respect to the Continuing Defaults it being agreed that the Forbearance is only to provide Borrower with an opportunity to reach an agreement with the Agent and the Banks relating to the Restructure and that the Continuing Defaults may be asserted after the Forbearance Termination Date if an agreement relating to the Restructure is not reached by such date. After the Forbearance Termination Date, Agent and the Banks may pursue all rights and remedies arising as a result of the Continuing Defaults (including, without limitation, the right to stop making additional extensions of credit available to the Borrower under the Credit Agreement) without notice of any kind to the Borrower or any Obligated Party. The parties hereto acknowledge that the current discussions contemplate that the Restructure would include the following major provisions and certain other provisions subject to continuing discussions:

         (a) an agreement by the Borrower and the Obligated Parties to grant to the Agent for the benefit of the Banks, Liens on substantially all their respective properties, both real and personal;

         (b) an agreement by the Agent and the Banks to permanently waive the Continuing Defaults; and

         (c) a modification of the financial and negative covenants in the Credit Agreement in a manner satisfactory to all parties.

Notwithstanding the foregoing acknowledgment, the terms of a Restructure have not been and may not be agreed upon. This Agreement shall not bind any party to enter into a Restructure on the terms listed in items (a) through (c) above or on any other terms. Any binding Restructure must be evidenced by an agreement providing therefor, signed by all the Banks, the Agent, the Borrower and the Obligated Parties.

         Section 2.4 Tolling. All periods of limitations specified by statutes and all defenses of laches or waiver as to the Continuing Defaults will be tolled and otherwise suspended during the period from the date hereof through the date which is ninety (90) days after the Forbearance Termination Date.

                                    ARTICLE 3

                                  Miscellaneous
                                  -------------

         Section 3.1 Ratifications. The terms and provisions set forth in this Agreement shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Agreement, the terms and provisions of the Credit Agreement and the other


FORBEARANCE AGREEMENT - Page 3

Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Agent, and each Bank agree that the Credit Agreement and the other Loan Documents shall continue to be legal, valid, binding, and enforceable in accordance with their respective terms. The provisions of Article 2 hereof supersede and replace the provisions of Article 3 of the Fourth Amendment.

         Section 3.2 Representations and Warranties. Borrower hereby represents and warrants to Agent and each Bank that (i) the execution, delivery, and performance of this Agreement has been authorized by all requisite action on the part of Borrower and each Obligated Party, (ii) except for the existence of the Continuing Defaults and any matters disclosed to the Banks and the Agent in that certain spiral bound booklet entitled "Bank Meeting, Thursday September 17, 1998," the representations and warranties contained in the Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (except with respect to any representations or warranties limited by their terms to a specific date), (iii) except for the Continuing Defaults, no Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be a Default, (iv) except for the Continuing Defaults, Borrower and each Obligated Party are in full compliance with all covenants and agreements contained in the Loan Documents, and (v) as of the date hereof, there are no claims or offsets against or defenses or counterclaims to the obligations of Borrower or any Obligated Party under the Loan Documents. TO INDUCE THE AGENT AND THE BANKS TO ENTER INTO THIS AGREEMENT, THE BORROWER AND EACH OBLIGATED PARTY (by its execution of this Agreement) WAIVE ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES, OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF AND AGREE TO STRICTLY COMPLY WITH THE TERMS OF THE LOAN DOCUMENTS.

         Section  3.3   Survival  of   Representations   and   Warranties.   All
representations and warranties made in this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents, and no investigation by Agent or any Bank or any closing shall affect the representations and warranties or the right of Agent or any Bank to rely upon them.

         Section 3.4 Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 3.5 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         Section 3.6 Successors and Assigns. This Agreement is binding upon and shall inure to the benefit of Agent, the Banks, and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks.


FORBEARANCE AGREEMENT - Page 4

         Section 3.7 Counterparts. This Agreement may be executed in one or more counterparts and on telecopy counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         Section 3.8 Effect of Waiver. No consent or waiver, express or implied, by Agent or any Bank to or for any breach of or deviation from any covenant, condition, or duty by Borrower or any Obligated Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition, or duty.

         Section 3.9 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         Section 3.10 Entire Agreement. THIS AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         Executed as of the date first written above.

                                           BORROWER:
                                           --------

                                           DARLING INTERNATIONAL INC.


                                           By: /s/
                                              ------------------------------
                                                  Brad Phillips, Treasurer


                                            AGENT:
                                            -----


                                            BANKBOSTON, N.A., individually as a
                                            Bank and as the Agent


                                            By: /s/
                                               -----------------------------
                                                Peter Haley, Vice President


FORBEARANCE AGREEMENT - Page 5

                                            CO-AGENTS:

                                            CREDIT LYONNAIS NEW YORK BRANCH


                                             By:  /s/
                                                 --------------------------
                                                  Name:
                                                       --------------------
                                                  Title:
                                                        -------------------

                                             COMERICA BANK


                                             By:  /s/
                                                 --------------------------
                                                  Name:
                                                       --------------------
                                                  Title:
                                                        -------------------


                                             WELLS FARGO BANK (TEXAS),
                                             NATIONAL ASSOCIATION


                                             By:  /s/
                                                 --------------------------
                                                  Name:
                                                       --------------------
                                                  Title:
                                                        -------------------


                                             OTHER BANKS:
                                             -----------


                                             HARRIS TRUST AND SAVINGS BANK


                                             By:  /s/
                                                 --------------------------
                                                  Name:
                                                       --------------------
                                                  Title:
                                                        -------------------

                                             THE FIRST NATIONAL BANK OF CHICAGO


                                             By:  /s/
                                                 --------------------------
                                                  Name:
                                                       --------------------
                                                  Title:
                                                        -------------------


                                             HIBERNIA NATIONAL BANK


                                             By:  /s/
                                                 --------------------------
                                                  Name:
                                                       --------------------
                                                  Title:
                                                        -------------------


FORBEARANCE AGREEMENT - Page 6

                                             THE SUMITOMO BANK, LIMITED


                                             By:  /s/
                                                 --------------------------
                                                  Name:
                                                       --------------------
                                                  Title:
                                                        -------------------


                                             SUNTRUST BANK, ATLANTA


                                             By:  /s/
                                                 --------------------------
                                                  Name:
                                                       --------------------
                                                  Title:
                                                        -------------------


                                             CREDIT AGRICOLE INDOSUEZ


                                             By:  /s/
                                                 --------------------------
                                                  Name:
                                                       --------------------
                                                  Title:
                                                        -------------------


                                             THE FUJI BANK, LIMITED - HOUSTON
                                             AGENCY


                                             By:  /s/
                                                 --------------------------
                                                  Name:
                                                       --------------------
                                                  Title:
                                                        -------------------


                                             THE BANK OF NOVA SCOTIA


                                             By:  /s/
                                                 --------------------------
                                                  Name:
                                                       --------------------
                                                  Title:
                                                        -------------------


FORBEARANCE AGREEMENT - Page 7

                                             BANK ONE, TEXAS, N.A.


                                             By:  /s/
                                                 --------------------------
                                                  Name:
                                                       --------------------
                                                  Title:
                                                        -------------------

                                             NATIONSBANK, N.A. (successor in
                                             interest by merger to NationsBank
                                             of Texas, N.A.)


                                             By:  /s/
                                                 --------------------------
                                                  Name:
                                                       --------------------
                                                  Title:
                                                        -------------------


         Each of the undersigned Obligated Parties consents and agrees to this Agreement (including, without limitation, Sections 2.3 and 3.2) and agrees that the Guaranty to which it is a party shall remain in full force and effect and shall continue to be its legal, valid, and binding obligation enforceable against it in accordance with its terms.

                                      Obligated Parties:
                                      -----------------

                                      International Processing Corporation
                                      International Transportation Service, Inc.
                                      The Standard Tallow Corporation
                                      Darling Restaurant Services Inc.
                                      Esteem Products Inc.

                                      By: /s/
                                         --------------------------------------
                                            Brad Phillips, Treasurer of each
                                                    Obligated Party



FORBEARANCE AGREEMENT - Page 8